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                                                                  EXHIBIT 10.11
                                 AUDIONET, INC.
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                   (AMENDED AND RESTATED AS OF JUNE 1, 1997)

                                   ARTICLE I
                                    GENERAL

         1.01 ADOPTION. This AudioNet, Inc. 1996 Non-Employee Directors Stock Option Plan (the "Plan") has been adopted by the Board of Directors and approved by the stockholders of AudioNet, Inc., a Delaware corporation and the successor in interest to Cameron Audio Networks, Inc., a Texas corporation (the "Company"), effective as of May 15, 1996, to promote the interests of the Company and its stockholders by using investment interests in the Company to attract and retain highly qualified independent directors.

         1.02 ADMINISTRATION. The Plan shall be administered by the Company, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and option recipients, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements or memoranda. The interpretation and construction by the administrator of any provisions of the Plan or of any option granted under the Plan shall be final. Notwithstanding the foregoing, the administrator shall have no authority or discretion as to the selection of persons eligible to receive options granted under the Plan, the number of shares covered by options granted under the Plan, the timing of such grants, or the exercise price of options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

         1.03 ELIGIBLE DIRECTORS. A person shall be eligible to receive grants of options under this Plan (an "Eligible Director") if, at the time of the option's grant, he or she is a duly elected or appointed member of the Company's Board of Directors, but is not and has not since the beginning of the Company's most recently completed fiscal year been (a) granted or awarded any equity securities of the Company (including, without limitation, stock options and stock appreciation rights); or (b) an employee of the Company or any of its affiliates or otherwise eligible for selection as a person to whom equity securities of the Company (including, without limitation, stock options and stock appreciation rights) may be allocated or granted pursuant to any plan of the Company or any of its affiliates (other than this Plan) entitling participants therein to acquire stock, stock options, or stock appreciation rights of the Company or any of its affiliates.

         1.04 SHARES OF COMMON STOCK SUBJECT TO THE PLAN AND GRANT LIMIT. The shares that may be issued upon exercise of options granted under the Plan shall be authorized and unissued shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), or previously issued shares of Common Stock reacquired by the Company. The
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aggregate number of shares that may be issued upon exercise of options granted under the Plan shall not exceed 150,000 shares of Common Stock, subject to adjustment in accordance with Article III.

         1.05 AMENDMENT OF THE PLAN. The Company's Board of Directors may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever that would not compromise the ability of Eligible Directors to serve as disinterested administrators of the Company's other employee benefit plans under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, if an amendment to the Plan would increase the number of shares subject to the Plan (as adjusted under Article III), increase the number of shares for which an option or options may be granted to any optionee (as adjusted under Article III), change the class of persons eligible to receive options under the Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Plan, extend the final date upon which options may be granted under the Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3 under the Exchange Act, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 under the Exchange Act. Under no circumstances may the provisions of the Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Subject to the foregoing, the administrator may amend the Plan to comply with or take advantage of changes in the rules promulgated by the Securities and Exchange Commission or its staff under Section 16 of the Exchange Act.

         1.06 TERM OF PLAN. Options may be granted under the Plan until the 10th anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No options may be granted during any suspension of this Plan or after its termination. Notwithstanding the foregoing, each option properly granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

         1.07 RESTRICTION. All options granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), as now in force or hereafter amended, the Company shall be





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under no obligation to issue any shares of stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued and the Company may order its transfer agent to stop transfer of such shares.

         1.08 NONASSIGNABILITY. No option granted under the Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution or, in the discretion of the administrator and under circumstances that would not adversely affect the interests of the Company, as otherwise permitted by rule or interpretation of the Securities and Exchange Commission or its staff as an exception to the general proscription on transfer of derivative securities set forth in Rule 16b-3 (or any successor rule) under the Exchange Act. During the lifetime of the optionee, the option shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

         1.09 WITHHOLDING TAXES. Whenever shares of stock are to be issued upon exercise of an option granted under the Plan, the administrator shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state, and local withholding tax requirements prior to such issuance. The administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an option.

         1.10 DEFINITION OF "FAIR MARKET VALUE." For purposes of the Plan, the "fair market value" of a share of stock as of a particular date shall be:
(a) if the stock is listed on an established stock exchange or exchanges, the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in The Wall Street Journal and determined by the Company, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted (subject to adjustment as and if necessary and appropriate to set an exercise price not less tan 100% of the fair market value of the stock on the date an option is granted); or (b) if the stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ system on such date; or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the administrator. The fair market value of rights or property other than stock shall be determined by the administrator on the basis of such factors as it may deem appropriate.

         1.11 RIGHTS AS A STOCKHOLDER. An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares issuable or issued upon exercise of the option until the date of the receipt by the Company of all amounts payable in connection with exercise of the option, including the exercise price and any amounts required pursuant to
Section 1.09.





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                                   ARTICLE II
                                 STOCK OPTIONS

         2.01 GRANTS OF INITIAL OPTIONS. Each Eligible Director shall, upon first becoming an Eligible Director, receive a one-time grant of an option to purchase up to 15,000 shares of Common Stock at an exercise price per share equal to the fair market value of Common Stock on the date of grant, subject to
(a) vesting as set forth in Section 2.03; and (b) adjustment as set forth in
Article III. Options granted under this Section 2.01 are "Initial Options" for purposes hereof.

         2.02 GRANTS OF ADDITIONAL OPTIONS. Immediately following the annual meeting of stockholders of the Company next following an Eligible Director's election to the Board, and immediately following each subsequent annual meeting of stockholders of the Company, if the Eligible Director has served as a director since his or her election and has been re-elected as a director at such annual meeting, such Eligible Director shall automatically receive an option to purchase up to 2,400 shares of the Company's Common Stock (an "Additional Option"). In addition to the Additional Options described above, an individual who was previously an Eligible Director and received an Initial Option, who then ceased to be a director for any reason, and who then again becomes an Eligible Director, shall upon again becoming an Eligible Director automatically receive an Additional Option. The exercise price per share for all Additional Options shall be equal to the fair market value of the Company's Common Stock on the date of grant, subject to (a) vesting as set forth in Section 2.03; and (b) adjustment as set forth in Article III.

         2.03    VESTING.  Initial Options shall vest and become exercisable
(a) 50% upon the earlier of (i) the first anniversary of the grant date; or
(ii) immediately prior to the first annual meeting of stockholders of the Company following the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to such earlier date; and
(b) 50% upon the earlier of (i) the second anniversary of the grant date; or
(ii) immediately prior to the second annual meeting of stockholders of the Company following the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to such earlier date. Additional Options shall vest and become exercisable upon the earlier of (y) the first anniversary the grant date; or (z) immediately prior to the annual meeting of stockholders of the Company next following the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to such earlier date. Notwithstanding the foregoing, however, Initial Options and Additional Options that have not become exercisable at the time the optionee ceases to be a director will terminate.

         2.04 EXERCISE. No option shall be exercisable except in respect of whole shares, and fractional share interest shall be disregarded. Not less than 10 shares of stock (or such other amount as is set forth in the applicable option agreement or confirming memorandum) may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the option. An option shall be deemed to be exercised when the





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Secretary of the Company receives written notice of such exercise from or on behalf of the optionee, together with payment of the exercise price. The option exercise price shall be payable upon the exercise of an option in legal tender of the United States or such other consideration as the administrator may deem acceptable, including, without limitation, stock of the Company delivered by or on behalf of the person exercising the option or retained by the Company from the stock otherwise issuable upon exercise or surrender of other options previously granted to the recipient, (in either case valued at fair market value as of the exercise date), provided, however, that the administrator may, in the exercise of its discretion, (a) allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise; and/or (b) allow the Company to loan the exercise price to the person entitled to exercise the option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.

         2.05 OPTION AGREEMENTS. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Eligible Director to whom such option is granted or, in the administrator's discretion, a confirming memorandum issued by the Company to the recipient, stating the number of shares of stock issuable upon exercise of the option and the exercise price, and setting forth explicitly or by reference to the Plan the time during which the option is exercisable and the times at which the options vest and become exercisable. Such option agreements or confirming memoranda may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each option recipient and incorporated by reference into each option agreement or confirming memorandum. Any option agreement or confirming memorandum may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the administrator.

         2.06 TERM OF OPTIONS AND EFFECT OF TERMINATION. Notwithstanding any other provision of the Plan, no options granted under the Plan shall be exercisable after the expiration of 10 years from the effective date of their grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to any such option that have not been issued upon exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan. In the event that the recipient of any options granted under this Plan shall cease to be a director of the Company, (a) all Initial Options granted under this plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director and regardless of the reason the recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate; and (b) all Additional Options granted under this Plan to such recipient shall be exercisable, to the extent already exercisable at the date such recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option recording to its terms) if he or she ceases to be a director because of death or permanent disability, or for a period of 90 days after that date (or, if sooner, until the expiration of the option according to its terms) if he or she ceases to be a director for any other reason, and shall then terminate. In the event of the death of an optionee while such optionee is a





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director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the administrator for such purpose or, if there is no effective Beneficiary Designation Form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.

                                  ARTICLE III
                             CORPORATE TRANSACTIONS

         3.01 ANTI-DILUTION ADJUSTMENTS. The number of shares of Common Stock available for issuance upon exercise of options granted under the Plan, the maximum number of shares for which options granted under the Plan may be exercised by any individual, the number of shares for which each outstanding option can be exercised, and the exercise price per share of options (issued and unissued) shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of full consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments.

         3.02 MERGERS; CHANGES IN CONTROL. Subject to the other provisions of this Section 4.02 if the Company shall consummate any reorganization, merger, or consolidation, each outstanding option shall be exercisable for the securities and/or other consideration that a holder of the same number of shares of Common Stock as are subject to that option would have been entitled to receive in such reorganization, merger, or consolidation, and appropriate adjustments shall be made to the exercise price thereof. A Change in Control of the Company shall cause the Plan and each outstanding option to terminate, provided that each optionee shall have the right immediately prior to or upon such Change in Control to exercise his or her option or options in whole or in part without regard to any vesting requirements. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occurs:

                 (a) Except as provided by subparagraph (c) hereof, the acquisition (other than from the Company) by any person, entity, or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries that acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Common Stock or other voting securities of the Company such that such person, entity, or group owns 40% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or





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                 (b)      Individuals who, as of the effective date of the
         Plan, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the effective date hereof whose election, or nomination for election by the Company's stockholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

                 (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization, merger, or consolidation with any other person, entity, or corporation, other than

                          (i) a reorganization, merger, or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization, merger, or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any person, entity, or group, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition is such series of acquisition) continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization, merger, or consolidation (or series of related transaction involving such a reorganization, merger, or consolidation); or

                          (ii) a reorganization, merger, or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                 (d) Approval by the stockholders of the Company of a plan of complete liquidation of the Company.

         Notwithstanding the preceding provisions of this Section 3.02, a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of the Company's voting securities solely in connection with a public offering of the Company's securities; or (2) if the "person" described in the preceding provisions is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of ERISA.





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         3.03    DETERMINATION BY THE COMPANY.  To the extent that the
foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the administrator, whose determination in that respect shall be final, binding, and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.





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